UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 03, 2022

Quanergy Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 LAKESIDE DRIVE
SUNNYVALE, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 245-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	QNGY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously announced, on August 17, 2022, Quanergy Systems, Inc. (the “Company”) delivered a draw down notice (the “Draw Down Notice”) to GEM Global Yield LLC SCS (“GEM Investor”), pursuant to the previously announced Share Purchase Agreement, dated December 12, 2021, by and among the Company, GEM Investor and GEM Yield Bahamas Ltd. (“GYBL”), as amended by Amendment No. 1 to Share Purchase Agreement, dated January 31, 2022, between the Company, GEM Investor and GYBL (the “Purchase Agreement”), which allows the Company to fund general corporate purpose and working capital needs. On October 3, 2022, the Company and GEM Investor settled the Draw Down Notice. In total, the Company issued 6,400,000 shares (the “GEM Shares”) of its common stock, par value $0.0001 per share, for an aggregate purchase price of $1,728,504, pursuant to the Draw Down Notice. Pursuant to the Purchase Agreement, the Company will pay GEM Investor $34,570, in connection with the settlement, as partial payment of the Commitment Fee (as defined in the Purchase Agreement).

All of the GEM Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2022, the Company held a Special Meeting of Stockholders (the “Special Meeting”) at which the Company’s stockholders approved a proposal to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at a ratio in the range of one-for-ten to one-for-twenty, with such ratio to be determined in the discretion of the Company’s board of directors (the “Board”) and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion (the “Reverse Split Proposal”).

On October 3, 2022, following stockholder approval of the Reverse Split Proposal, the Board approved a reverse stock split of the Company’s common stock at a ratio of one-for-twenty (the “Reverse Stock Split”). On October 6, 2022, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of its Certificate of Incorporation (the “Charter Amendment”) to effect the one-for-twenty reverse stock split of the Company’s outstanding common stock. The Charter Amendment became effective at 4:01 p.m. Eastern Time on October 6, 2022 (the “Effective Time”).

The Charter Amendment provides that, at the Effective Time, every twenty shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share. As a result of the reverse stock split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all stock options, restricted stock units and warrants issued by the Company and outstanding immediately prior to the Effective Time, which will result in a proportionate decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportionate increase in the exercise price of all such stock options and warrants. In addition, the number of shares authorized for future grant under the Company’s equity incentive/compensation plans immediately prior to the Effective Time will be reduced proportionately.

The Company’s common stock will begin trading on the New York Stock Exchange on a split-adjusted basis when the market opens on October 7, 2022. The new CUSIP number for the Company’s common stock following the reverse stock split is 74764U203.

The foregoing summary of the Charter Amendment is qualified in its entirety by reference to the Charter Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Proxies for the Special Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 120,647,639 shares of the Company’s common stock entitled to vote at the Special Meeting. Each share of the Company’s common stock was entitled to one vote. A total of 75,021,920 shares of the Company’s common stock were present at the Special Meeting in person or by proxy.

The Company’s stockholders approved the Reverse Split Proposal. The tabulation of votes on this matter was as follows: shares voted for: 73,772,606; shares voted against: 1,102,830; shares abstaining: 146,484; and broker non-votes: 0.

Item 7.01	Regulation FD Disclosure

The information contained in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01. Following the sale and issuance of the GEM Shares as described above, the number of outstanding shares of the Company’s common stock as of the end of the day on October 3, 2022 was 127,306,296 shares.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Quanergy Systems, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANERGY SYSTEMS, INC.

Dated:	October 6, 2022	By:	/s/ Patrick Archambault
Patrick Archambault Chief Financial Officer